                                                                     Exhibit 32

                      The BANK OF TOKYO-MITSUBISHI, LTD.

                           CERTIFICATION REQUIRED BY
                       RULE 13a-14(b) OR RULE 15d-14(b)
                         AND 18 U. S. C. SECTION 1350

In connection with the Annual Report of The Bank of Tokyo-Mitsubishi, Ltd. (the "Company") on Form 20-F for the fiscal year ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Shigemitsu Miki, President (principal executive officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                            /s/ SHIGEMITSU MIKI
                                          --------------------------------------
                                          Name:    Shigemitsu Miki
                                          Title:   President
                                                   (Principal executive officer)

Dated: September 29, 2003

                      The BANK OF TOKYO-MITSUBISHI, LTD.

                           CERTIFICATION REQUIRED BY
                       RULE 13a-14(b) OR RULE 15d-14(b)
                         AND 18 U. S. C. SECTION 1350

In connection with the Annual Report of The Bank of Tokyo-Mitsubishi, Ltd. (the "Company") on Form 20-F for the fiscal year ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Kyota Ohmori, Managing Director (principal financial officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                             /s/ KYOTA OHMORI
                                          --------------------------------------
                                          Name:    Kyota Ohmori
                                          Title:   Managing Director
                                                   (Principal financial officer)

Dated: September 29, 2003